Exhibit 10.74

EXECUTION VERSION

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND OMNIBUS AMENDMENT

THIS SECOND OMNIBUS AMENDMENT, dated December 20, 2021 (this “Amendment”), by and between BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (together with its successors and assigns, “Purchaser”), and CMTG BB FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, “Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Fee Letter (as defined below and as amended hereby), and if not defined therein, in the Repurchase Agreement (as defined below and as amended hereby).

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of December 21, 2018, as amended by the First Amendment to Master Repurchase Agreement, dated as of October 31, 2019, the Omnibus Amendment, dated February 27, 2020, and the Second Amendment to Master Repurchase Agreement, dated August 19, 2021 (the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Seller and Purchaser are parties to that certain Fee Letter, dated as of December 21, 2018, as amended by the Omnibus Amendment, dated February 27, 2020 (the “Existing Fee Letter” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Fee Letter”); and

WHEREAS, Purchaser and Seller desire to make certain amendments and modifications to the Existing Repurchase Agreement and the Existing Fee Letter as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 AMENDMENTS TO FEE LETTER

Section 1 of the Existing Fee Letter is hereby amended by amending and restating the following definitions:

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ARTICLE 2

AMENDMENTS TO REPURCHASE AGREEMENT

(a)
Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the following definition:

“Revolving Period” shall mean the period (i) beginning on the Closing Date and (ii) unless terminated in accordance with Article 3(j), ending December 20, 2024 or such later date as may be in effect pursuant to Article 3(f).

(b)
Article 3 of the Existing Repurchase Agreement is hereby amended by adding the following Article 3(j) at the end thereof:

(j) Early Termination. So long as no Event of Default has occurred and is continuing, the applicable Seller may elect to terminate all of the Transactions and the Revolving Period and repurchase all of the Purchased Assets pursuant to and in accordance with Article 3(d) on the fifth (5th) Business Day after notice of such election from such Seller to Purchaser.

ARTICLE 3 REPRESENTATIONS

Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)
all representations and warranties made by it in the Existing Repurchase Agreement are true and correct;
(b)
it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(c)
it is duly authorized to execute and deliver this Amendment and to perform its obligations under each of the Existing Repurchase Agreement and the Existing Fee Letter, as each is amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(d)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)
the execution, delivery and performance of this Amendment will not violate any

Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(f)
this Amendment has been duly executed and delivered by it; and

(g)
each of the Existing Repurchase Agreement and the Existing Fee Letter, as each is amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 4 FEES AND EXPENSES

(a)
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(b)
Seller shall promptly pay all of Purchaser’s out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 5

GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER)

SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 6

MISCELLANEOUS

(a)
Except as expressly amended or modified hereby, the Repurchase Agreement, the

Fee Letter and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures (such as PDF files) shall constitute original signatures and are binding on all parties.
(c)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(e)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(f)
This Amendment and the Repurchase Agreement, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Repurchase Agreement, and this Amendment and the Fee Letter, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Fee Letter.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

PURCHASER:

BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales

By: /s/ Francis X. Gilhool

Name: Francis X. Gilhool

Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SELLER:

CMTG BB FINANCE LLC,

a Delaware limited liability company

By: /s/ J. Michael McGillis Name: J. Michael McGillis

Title: Authorized Signatory

By signing below, Claros Mortgage Trust, Inc., a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection Purchaser’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of December 21, 2018 (as the same may be amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation

By: /s/ J. Michael McGillis Name: J. Michael McGillis

Title: Authorized Signatory